Exhibit 10.1

SEVENTH AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Seventh Amendment”) is made as of February 12, 2016 between ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company (collectively, “Original Sellers”), APICDA LLC, a Delaware limited liability company, BPICDA LLC, a Delaware limited liability company, CPICDA LLC, a Delaware limited liability company, DPICDA LLC, a Delaware limited liability company, EPICDA LLC, a Delaware limited liability company and FPICDA LLC, a Delaware limited liability company, (collectively, the “Additional Seller”; and together with Original Sellers, collectively, “Seller”) and REVEN HOUSING FLORIDA 2, LLC, a Delaware limited liability company (“Buyer”) with reference to the following recitals:

RECITALS

A. Original Sellers and Buyer entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement dated as of February 27, 2015, pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, 140 single family homes in the State of Florida, as amended by that certain First Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of March 17, 2015, that certain Second Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of May 14, 2015, that certain Third Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of August 13, 2015, that certain Fourth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of September 28, 2015, that certain Fifth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of October 13, 2015 (the “Fifth Amendment”), and that certain Sixth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of December 23, 2015 (as amended, the “Agreement”).

B. Original Sellers and Buyer added Additional Seller as a party to the Agreement pursuant to the Fifth Amendment.

C. Seller and Buyer desire to amend the Agreement in accordance with the terms of this Seventh Amendment.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.

2.	Basic Terms. Pursuant to the “Closing and Closing Date” section in the Basic Terms of the Agreement, the Second Closing Properties will close on April 30, 2016 and the Second Closing Date will be April 30, 2016. For purposes of the Agreement, any references to the defined terms “Second Closing Properties” and “Second Closing Date” shall have the meanings as set forth herein.

3.	Deposit. Upon execution of this Seventh Amendment, the remainder of the Deposit, $56,900.92, will become non-refundable to Buyer and released to Seller by escrow immediately upon signing this Seventh Amendment and no later than February 16, 2016. For the avoidance of doubt, at the Closing, Buyer shall receive a credit for the amount of the Deposit released which is $56,900.92 and will be applied against the Purchase Price of homes purchased.

4.	Governing Law. To the extent enforceable, Seller and Buyer agree that this Seventh Amendment shall be governed in all respects by the internal laws of the State of Delaware; provided that if the dispute involves an individual property, the law of the State where such property is located shall apply. In any dispute arising out of or related to this Seventh Amendment, an action must be brought in Federal or State court, as applicable, in the County of Los Angeles, California. The provisions of this Section 3 shall survive the termination of this Seventh Amendment.

5.	Full Force and Effect. Except as modified by this Seventh Amendment, the Agreement is unchanged, and is hereby ratified and acknowledged by Seller and Buyer to be in full force and effect.

6.	Counterparts. This Seventh Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronically transmitted counterpart of this Seventh Amendment shall constitute an original for all purposes.

7.	Miscellaneous. This Seventh Amendment, together with the Agreement, sets forth the entire agreement between the parties with respect to the subject matter set forth herein and therein and may not be modified, amended or altered except by subsequent written agreement between the parties. In case of any inconsistency between the provisions of this Seventh Amendment and the Agreement, the provisions of this Seventh Amendment shall govern and control. This Seventh Amendment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective successors and assigns, if any.

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IN WITNESS WHEREOF, the undersigned parties have caused this Seventh Amendment to be duly executed as of the day and year first written above.

SELLER
ADCIP, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

ADCIP II, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

APICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

BPICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

CPICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

DPICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

EPICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

FPICDA, LLC,
a Delaware limited liability company

By:	/s/ Jonathan Philips
Jonathan Philips,
Managing Director

BUYER

REVEN HOUSING FLORIDA 2, LLC,
a Delaware limited liability company

By:	/s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer